Exhibit 99.2

Innovative Industrial Properties First Quarter 2023 Supplemental Financial Information

Innovative Industrial Properties 2 Overview Forward - Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 FFO, Normalized FFO, and AFFO Reconciliation 8 Historical Net Income 9 Historical FFO, Normalized FFO, and AFFO Reconciliation 10 Statements of Cash Flows 11 Portfolio Data Capital Commitments 12 Leasing Summary 13 Top Tenants Overview 14 Property List 15 – 17 Secured Loans 18 Capitalization Capital and Debt Summary 19 Definitions 20 – 21 Analyst Coverage 22 Senior Management Team and Board of Directors 23 Table of Contents

Innovative Industrial Properties 3 Forward - Looking Statements This Supplemental Financial Information Package include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : rates of default on leases for our assets ; concentration of our portfolio of assets and limited number of tenants ; the estimated growth in and evolving market dynamics of the regulated cannabis market ; the demand for regulated cannabis facilities ; inflation dynamics ; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts ; the impact of pandemics on us, our business, our tenants, or the economy generally ; war and other hostilities, including the conflict in Ukraine ; our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the regulated cannabis industry ; our understanding of our competition and our potential tenants’ alternative financing sources ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding regulated cannabis ; the potential impact on us from litigation matters, including rising liability and insurance costs ; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our target assets ; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility ; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition ; our ability to maintain our investment grade credit rating ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to maintain our qualification as a real estate investment trust for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . All amounts shown in this report are unaudited . This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc . Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc . shall be made only by means of a prospectus approved for that purpose .

Innovative Industrial Properties 4 Company Snapshot State Diversification (1) Pennsylvania 16.2% Massachusetts 12.9% Illinois 12.9% Michigan 11.5% California 8.5% New York 8.0% Florida 7.0% Ohio 4.7% New Jersey 4.4% Maryland 3.7% Other 10.2% Total 100% Company Overview Innovative Industrial Properties, Inc. (NYSE “IIPR”) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized properties leased to experienced, state - licensed operators for their regulated cannabis facilities . Note : As of March 31 , 2023 , values in thousands except for share count, $ /PSF, or otherwise noted . 1) Based on “Total Committed / Invested Capital” . Refer to “Definitions” for additional details . 2) Refer to “Capital and Debt Summary” and “Definitions” for additional details . 3) Reflects annualized common stock dividend paid on April 14 , 2023 of $ 1 . 80 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . 4) Refer to “Definitions” for additional details . 5) Includes approximately 1 . 0 million square feet under development or redevelopment . Market Capitalization (2) $2,130,380 Operating Portfolio (103 Properties) (4) Current Annualized Dividend ($) (3) $7.20 / share Total Rentable Square Feet (5) 8,136 Total Portfolio (4) Total Committed Invested Capital per Square Foot $275 Total Committed / Invested Capital (1) $2,376,846 % Leased 100% Total Properties 108 Weighted Average Lease Length 15.1 Years

Innovative Industrial Properties 5 Delta 2023 2022 QoQ 1Q2023 4Q2022 3Q2022 2Q2022 1Q2022 Total Revenues $76,067 $70,461 $70,883 $70,511 $64,504 General and administrative expense $10,373 $10,232 $10,804 $8,707 $8,777 General and administrative expense / total revenues 14% 15% 15% 12% 14% Net income attributable to common stockholders $40,754 $41,168 $37,278 $39,876 $34,712 Net income attributable to common stockholders – diluted (“EPS”) $1.43 $1.46 $1.32 $1.42 $1.32 Funds from operations attributable to common stockholders – diluted (“FFO”) (1) $57,537 $53,941 $53,250 $55,177 $48,914 FFO per common share – diluted (1) $2.04 $1.92 $1.89 $1.97 $1.86 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”) (1) $58,061 $54,969 $55,376 $55,407 $49,032 Normalized FFO per common share – diluted (1) $2.06 $1.95 $1.97 $1.98 $1.86 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”) (1) $63,373 $59,625 $60,094 $60,178 $53,741 AFFO per common share – diluted (1) $2.25 $2.12 $2.13 $2.15 $2.04 Common stock dividend per share (2) $1.80 $1.80 $1.80 $1.75 $1.75 AFFO Payout Ratio (3) 80% 85% 85% 81% 86% Total Committed / Invested Capital (4) $2.4B $2.3B $2.3B $2.4B $2.1B % Leased – Operating Portfolio (5) 100% 100% 100% 100% 100% Rent Collection % / Quarter – Operating Portfolio (6) 98% 94% 96% 99% 99% Quarterly Performance Summary Note : Dollars in thousands except for $ /share or otherwise noted . 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” and “Definitions” for additional details . 2) Reflects quarterly common stock dividend declared in the quarter . 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted . 4) Dollars in billions, refer to “Definitions” for additional details . 5) Refer to “Definitions” for additional details . 6) Rent collection percentages for Q 3 2022 , Q 4 2022 and Q 1 2023 include approximately $ 2 . 2 million, $ 541 , 000 and $ 3 . 1 million, respectively, of security deposits applied in connection with non - payment of rent by certain tenants . Rent collection percentage for Q 1 2023 also includes approximately $ 1 . 1 million of security deposits applied in connection with previously disclosed amendments with Holistic Industries Inc . at a California property and a Michigan property, pursuant to which 100 % of base rent at the two properties will be paid through application of security deposits until September 30 , 2023 , with pro rata payback of those security deposits over twelve months starting in January 2024 . Refer to “Definitions” for additional details . $2.04 $2.15 $2.13 $2.12 $2.25 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 AFFO (1) $1.86 $1.98 $1.97 $1.95 $2.06 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 Normalized FFO (1) $64,504 $70,511 $70,883 $70,461 $76,067 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 Total Revenues

Innovative Industrial Properties 6 March 31, December 31, (In thousands, except share and per share amounts) 2023 2022 Assets Real estate, at cost: Land $142,524 $139,953 Buildings and improvements 2,054,859 2,010,628 Construction in progress 108,464 54,106 Total real estate, at cost 2,305,847 2,204,687 Less accumulated depreciation (153,170) (138,405) Net real estate held for investment 2,152,677 2,066,282 Construction loan receivable 18,407 18,021 Cash and cash equivalents 37,654 87,122 Restricted cash 1,450 1,450 Investments 163,969 200,935 Right of use office lease asset 1,645 1,739 In-place lease intangible assets, net 8,890 9,105 Other assets, net 28,544 30,182 Total assets $2,413,236 $2,414,836 Liabilities and stockholders’ equity Exchangeable Senior Notes, net $4,406 $6,380 Notes due 2026, net 295,441 295,115 Building improvements and construction funding payable 31,088 29,376 Accounts payable and accrued expenses 11,391 10,615 Dividends payable 51,063 50,840 Rent received in advance and tenant security deposits 58,663 58,716 Other liabilities 3,037 1,901 Total liabilities 455,089 452,943 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, $15,000 liquidation preference ($25.00 per share), 600,000 shares issued and outstanding at March 31, 2023 and December 31, 2022 14,009 14,009 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 28,034,999 and 27,972,830 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively 28 28 Additional paid-in capital 2,071,473 2,065,248 Dividends in excess of earnings (127,363) (117,392) Total stockholders’ equity 1,958,147 1,961,893 Total liabilities and stockholders ’ equity $2,413,236 $2,414,836 Balance Sheet

Innovative Industrial Properties 7 For the Three Months Ended For the Three Months Ended March 31, March 31, (In thousands, except share and per share amounts) 2023 2022 Revenues: Rental (including tenant reimbursements) $75,529 $64,114 Other 538 390 Total revenues 76,067 64,504 Expenses: Property expenses 5,623 1,982 General and administrative expense 10,373 8,777 Depreciation and amortization expense 16,714 13,868 Total expenses 32,710 24,627 Income from operations 43,357 39,877 Interest and other income 2,233 57 Interest expense (4,520) (4,766) Gain (loss) on exchange of Exchangeable Senior Notes 22 (118) Net income 41,092 35,050 Preferred stock dividends (338) (338) Net income attributable to common stockholders $40,754 $34,712 Net income attributable to common stockholders per share: Basic $1.45 $1.35 Diluted $1.43 $1.32 Weighted-average shares outstanding: Basic 27,949,747 25,620,253 Diluted 28,223,698 26,340,224 Net Income

Innovative Industrial Properties 8 For the Three Months Ended For the Three Months Ended March 31, March 31, (In thousands, except share and per share amounts) 2023 2022 Net income attributable to common stockholders $40,754 $34,712 Real estate depreciation and amortization 16,714 13,868 FFO attributable to common stockholders (basic) 57,468 48,580 Cash and non-cash interest expense on Exchangeable Senior Notes 69 334 FFO attributable to common stockholders (diluted) 57,537 48,914 Litigation-related expense 546 - (Gain) loss on exchange of Exchangeable Senior Notes (22) 118 Normalized FFO attributable to common stockholders (diluted) 58,061 49,032 Interest income on seller-financed note (1) 134 - Stock-based compensation 4,829 4,379 Non-cash interest expense 326 307 Above-market lease amortization 23 23 AFFO attributable to common stockholders (diluted) $63,373 $53,741 FFO per common share – diluted $2.04 $1.86 Normalized FFO per common share – diluted $2.06 $1.86 AFFO per common share – diluted $2.25 $2.04 Weighted average common shares outstanding – basic 27,949,747 25,620,253 Restricted stock and restricted stock units ("RSUs") 171,741 110,457 Performance share units ("PSUs") - 102,333 Dilutive effect of Exchangeable Senior Notes 102,210 507,181 Weighted average common shares outstanding – diluted 28,223,698 26,340,224 FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Medical Investor Holdings LLC (Vertical), which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of March 31 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 9 2023 2022 (In thousands, except share and per share amounts) 1Q2023 4Q2022 3Q2022 2Q2022 1Q2022 Revenues: Rental (including tenant reimbursements) $75,529 $69,923 $70,345 $69,995 $64,114 Other 538 538 538 516 390 Total revenues 76,067 70,461 70,883 70,511 64,504 Expenses: Property expenses 5,623 3,288 2,823 2,427 1,982 General and administrative expense 10,373 10,232 10,804 8,707 8,777 Depreciation and amortization expense 16,714 16,302 15,900 15,233 13,868 Total expenses 32,710 29,822 29,527 26,367 24,627 Gain on sale of real estate - 3,601 - - - Income from operations 43,357 44,240 41,356 44,144 39,877 Interest and other income 2,233 1,784 773 581 57 Interest expense (4,520) (4,518) (4,513) (4,504) (4,766) Gain (loss) on exchange of Exchangeable Senior Notes 22 - - (7) (118) Net income 41,092 41,506 37,616 40,214 35,050 Preferred stock dividends (338) (338) (338) (338) (338) Net income attributable to common stockholders $40,754 $41,168 $37,278 $39,876 $34,712 Net income attributable to common stockholders per share: Basic $1.45 $1.47 $1.33 $1.42 $1.35 Diluted $1.43 $1.46 $1.32 $1.42 $1.32 Weighted-average shares outstanding: Basic 27,949,747 27,938,804 27,938,568 27,850,561 25,620,253 Diluted 28,223,698 28,160,261 28,157,934 28,036,690 26,340,224 Historical Net Income

Innovative Industrial Properties 10 2023 2022 (In thousands, except share and per share amounts) 1Q2023 4Q2022 3Q2022 2Q2022 1Q2022 Net income attributable to common stockholders $40,754 $41,168 $37,278 $39,876 $34,712 Real estate depreciation and amortization 16,714 16,302 15,900 15,233 13,868 Gain on sale of real estate - (3,601) - - - FFO attributable to common stockholders (basic) 57,468 53,869 53,178 55,109 48,580 Cash and non-cash interest expense on Exchangeable Senior Notes 69 72 72 68 334 FFO attributable to common stockholders (diluted) 57,537 53,941 53,250 55,177 48,914 Financing expense - 249 14 104 - Litigation-related expense 546 779 2,112 119 - (Gain) loss on exchange of Exchangeable Senior Notes (22) - - 7 118 Normalized FFO attributable to common stockholders (diluted) 58,061 54,969 55,376 55,407 49,032 Interest income on seller-financed note (1) 134 - - - - Stock-based compensation 4,829 4,312 4,379 4,437 4,379 Non-cash interest expense 326 321 316 311 307 Above-market lease amortization 23 23 23 23 23 AFFO attributable to common stockholders (diluted) $63,373 $59,625 $60,094 $60,178 $53,741 FFO per common share – diluted $2.04 $1.92 $1.89 $1.97 $1.86 Normalized FFO per common share – diluted $2.06 $1.95 $1.97 $1.98 $1.86 AFFO per common share – diluted $2.25 $2.12 $2.13 $2.15 $2.04 Weighted average common shares outstanding – basic 27,949,747 27,938,804 27,938,568 27,850,561 25,620,253 Restricted stock and RSUs 171,741 117,831 118,567 82,387 110,457 PSUs - - - - 102,333 Dilutive effect of Exchangeable Senior Notes 102,210 103,626 100,799 103,742 507,181 Weighted average common shares outstanding – diluted 28,223,698 28,160,261 28,157,934 28,036,690 26,340,224 Historical FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Vertical, which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of March 31 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 11 For the Three Months Ended March 31, (In thousands) 2023 2022 Cash flows from operating activities Net income $41,092 $35,050 Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 16,714 13,868 (Gain) loss on exchange of Exchangeable Senior Notes (22) 118 Other non-cash adjustments 26 70 Stock-based compensation 4,829 4,379 Amortization of discounts on short-term investments (1,676) (46) Amortization of debt discount and issuance costs 338 365 Changes in assets and liabilities Other assets, net 1,360 812 Accounts payable, accrued expenses and other liabilities 2,008 1,272 Rent received in advance and tenant security deposits (53) 3,996 Net cash provided by operating activities 64,616 59,884 Cash flows from investing activities Purchases of investments in real estate (34,906) (47,820) Funding of draws for improvements and construction (66,026) (129,395) Funding of construction loan and other investments (386) (18,279) Deposits in escrow for acquisitions - (600) Purchases of short-term investments (51,772) - Maturities of short-term investments 90,414 115,000 Net cash used in investing activities (62,676) (81,094) Cash flows from financing activities Issuance of common stock, net of offering costs - 21,103 Dividends paid to common stockholders (50,502) (38,509) Dividends paid to preferred stockholders (338) (338) Taxes paid related to net share settlement of equity awards (568) (2,441) Net cash used in financing activities (51,408) (20,185) Net decrease in cash, cash equivalents and restricted cash (49,468) (41,395) Cash, cash equivalents and restricted cash, beginning of period 88,572 86,419 Cash, cash equivalents and restricted cash, end of period $39,104 $45,024 Supplemental disclosure of cash flow information: Cash paid during the period for interest $121 $626 Supplemental disclosure of non-cash investing and financing activities: Accrual for current-period additions to real estate $20,264 $43,802 Deposits applied for acquisitions 250 25 Accrual for common and preferred stock dividends declared 51,063 46,168 Accrual for stock issuance costs - 126 Exchange of Exchangeable Senior Notes for common stock 1,964 23,870 Operating lease liability for obtaining right of use asset - 1,017 Statements of Cash Flows

# Capital Commitments

## First Quarter Capital Commitments

| State | Closing / Execution | Rentable Square Feet | Current Quarter Purchase Price[(1)] | Current Quarter Additional Commitment | Existing Investment[(1)] | Total Investment | Total Investment / PSF[(2)] |
|---|---|---|---|---|---|---|---|
| **Acquisitions** | | | | | | | |
| Pennsylvania | Feb-23 | 58 | $15,000 | - | - | $15,000 | $259 |
| Ohio | Mar-23 | 157 | 20,100 | 21,900 | - | 42,000 | $268 |
| **Acquisitions Subtotal / Wtd. Avg.** | | **215** | **$35,100** | **$21,900** | **-** | **$57,000** | **$265** |
| **Amendments** | | | | | | | |
| New Jersey | Feb-23 | 114 | - | $15,000 | $40,000 | $55,000 | $482 |
| New York | Feb-23 | 364 | - | 4,000 | 63,060 | 67,060 | $184 |
| New York | Feb-23 | 225 | - | 15,000 | 108,500 | 123,500 | $549 |
| **Amendments Subtotal / Wtd. Avg.** | | **703** | **-** | **$34,000** | **$211,560** | **$245,560** | **$349** |
| **Total / Wtd. Avg.** | | **918** | **$35,100** | **$55,900** | **$211,560** | **$302,560** | **$330** |

## Two Year Capital Commitment History[(3)]



Acquisitions
Amendments
$176,950
$45,100
$131,850
$207,315
$43,000
$164,315
$176,057
$43,400
$132,657
$107,708
$40,800
$66,908
$239,399
$147,161
$92,238
$21,500
$21,500
$25,400
$25,400
$91,000
$34,000
$57,000
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022
3Q2022
4Q2022
1Q2023

Note: Values in thousands except for $/PSF. Excludes commitments related to senior secured loans.
1) Excludes transaction costs.
2) Calculated as IIP's total investment divided by the rentable square feet.
3) Excludes changes in future commitments to fund improvements for Development / Redevelopment Properties.

Innovative Industrial Properties
12

Innovative Industrial Properties 13 # of Rentable Square Feet Annualized Base Rent Year Leases # % $ % 2023 - - - - - 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 1 120 1% $2,043 1% 2030 2 153 2% $5,494 2% 2031 6 183 2% $5,438 2% 2032 1 3 0% $106 0% Thereafter 90 7,561 95% $254,460 95% Total 100 8,020 100% $267,541 100% Note : Square footage and dollars in thousands . 1) As a % of annualized base rent for Operating Portfolio . See “Definitions” for additional details . Excludes properties that Kings Garden continues to occupy pursuant to confidential, conditional settlement agreement reported by IIP on its current report on Form 8 - K filed with the SEC on September 16 , 2022 . Leasing Summary Lease Expiration Schedule as of March 31, 2023 (1) - - - - - - 1% 2% 2% 0% 95% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter No Expiring Leases Until 2029

# Top Tenants Overview

| # | Tenant | IIP Portfolio | | | | | Full Year 2022[3] | | Tenant Information | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | Invested Capital[1] | | | Total Investment | # of | | Adjusted | Market | MSO |
| # | Tenant | $ | % | Square Feet[2] | / Square Feet | Leases | Revenue | EBITDA[4] | Capitalization[5] | / SSO[6] |
| 1 | PharmaCann | $321,172 | 13.5% | 688 | $467 | 11 | Private Co. | Private Co. | Private Co. | MSO |
| 2 | Ascend Wellness (AWH) | 214,050 | 9.0% | 624 | 343 | 4 | $406 | $93 | $180 | MSO |
| 3 | Green Thumb Industries | 176,800 | 7.4% | 664 | 266 | 3 | 1,017 | 311 | 1,800 | MSO |
| 4 | Parallel | 175,650 | 7.4% | 832 | 211 | 3 | Private Co. | Private Co. | Private Co. | MSO |
| 5 | Curaleaf | 175,047 | 7.4% | 578 | 303 | 8 | 1,336 | 305 | 2,012 | MSO |
| 6 | Columbia Care | 147,834 | 6.2% | 588 | 251 | 21 | 512 | 67 | 210 | MSO |
| 7 | Trulieve | 146,503 | 6.2% | 740 | 198 | 6 | 1,240 | 400 | 1,028 | MSO |
| 8 | Holistic Industries | 121,900 | 5.1% | 333 | 366 | 5 | Private Co. | Private Co. | Private Co. | MSO |
| 9 | Cresco Labs | 120,845 | 5.1% | 379 | 319 | 5 | 843 | 173 | 495 | MSO |
| 10 | 4Front Ventures[7] | 119,150 | 5.0% | 488 | 244 | 4 | 119 | 28 | 109 | MSO |
| | **Top 10 Tenants Total** | **$1,718,951** | **72.3%** | **5,914** | **$291** | **70** | | | | |




LIBERTY



1) Total Portfolio representation. Dollars in thousands, see "Definitions" for additional details.
2) Square feet in thousands.
3) Dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov, www.sedar.com, or each company's respective website, for the year ended December 31, 2022.
4) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings, available at www.sec.gov or www.sedar.com.
5) Dollars in millions, per S&P Capital IQ Pro as of 3/31/2023.
6) "MSO" stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. "SSO" stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state.
7) Includes one property acquired in January 2022 for $16.0 million which did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

Innovative Industrial Properties 14

# Property List

| # | Tenant | State | City | Date Acquired | % Leased | Square Feet: In Place[1] | Square Feet: Under Dev. / Redev.[2] | Square Feet: Total | Invested / Committed Capital $: Invested | Invested / Committed Capital $: Committed | Invested / Committed Capital $: Total $ | Total $ / Square Feet |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | **Industrial** | | | | | | | | | | | |
| 1 | PharmaCann | New York | Hamptonburgh | 12/19/2016 | 100% | 74 | 151 | 225 | $103,861 | $19,639 | $123,500 | $549 |
| 2 | PharmaCann | Michigan | Warren | 10/9/2019 | 100% | 205 | - | 205 | 83,045 | 550 | 83,595 | 408 |
| 3 | PharmaCann | Massachusetts | Holliston | 5/31/2018 | 100% | 58 | - | 58 | 30,500 | - | 30,500 | 526 |
| 4 | PharmaCann | Illinois | Dwight | 10/30/2019 | 100% | 66 | - | 66 | 28,000 | - | 28,000 | 424 |
| 5 | PharmaCann | Pennsylvania | Scott Township | 8/7/2019 | 100% | 56 | - | 56 | 28,000 | - | 28,000 | 500 |
| 6 | PharmaCann | Ohio | Buckeye Lake Village | 3/13/2019 | 100% | 58 | - | 58 | 20,000 | - | 20,000 | 345 |
| 7 | Ascend Wellness (AWH) | Illinois | Barry | 12/21/2018 | 100% | 166 | - | 166 | 71,000 | - | 71,000 | 428 |
| 8 | Ascend Wellness (AWH) | Massachusetts | Athol | 4/2/2020 | 100% | 199 | - | 199 | 63,900 | - | 63,900 | 321 |
| 9 | Ascend Wellness (AWH) | New Jersey | Franklin | 2/10/2022 | 100% | 114 | - | 114 | 53,040 | 1,960 | 55,000 | 482 |
| 10 | Ascend Wellness (AWH) | Michigan | Lansing | 7/2/2019 | 100% | 145 | - | 145 | 24,150 | - | 24,150 | 167 |
| 11 | Green Thumb Industries | Pennsylvania | Danville | 11/12/2019 | 100% | 300 | - | 300 | 94,600 | - | 94,600 | 315 |
| 12 | Green Thumb Industries | Illinois | Oglesby | 3/6/2020 | 100% | 266 | - | 266 | 50,000 | - | 50,000 | 188 |
| 13 | Green Thumb Industries | Ohio | Toledo | 1/31/2020 | 100% | 98 | - | 98 | 32,200 | - | 32,200 | 329 |
| 14 | Parallel | Pennsylvania | Pittsburgh | 5/13/2021 | 100% | 239 | - | 239 | 67,750 | - | 67,750 | 283 |
| 15 | Parallel | Florida | Lakeland | 9/18/2020 | 100% | 220 | - | 220 | 56,400 | - | 56,400 | 256 |
| 16 | Parallel | Florida | Wimauma | 3/11/2020 | 100% | 373 | - | 373 | 51,500 | - | 51,500 | 138 |
| 17 | Curaleaf | Pennsylvania | Chambersburg | 12/20/2019 | 100% | 179 | - | 179 | 53,661 | 7,979 | 61,640 | 344 |
| 18 | Curaleaf | Illinois | Litchfield | 10/30/2019 | 100% | 127 | - | 127 | 40,000 | - | 40,000 | 315 |
| 19 | Curaleaf | New Jersey | Blue Anchor | 7/13/2020 | 100% | 123 | - | 123 | 35,000 | - | 35,000 | 285 |
| 20 | Curaleaf | Massachusetts | Webster | 9/1/2022 | 100% | 104 | - | 104 | 21,500 | - | 21,500 | 207 |
| 21 | Curaleaf | North Dakota | Fargo | 12/20/2019 | 100% | 33 | - | 33 | 12,190 | - | 12,190 | 369 |
| 22 | Columbia Care | Pennsylvania | Saxton | 5/20/2019 | 100% | 270 | - | 270 | 42,891 | 109 | 43,000 | 159 |
| 23 | Columbia Care | Virginia | Richmond | 1/15/2020 | 100% | 82 | - | 82 | 19,750 | - | 19,750 | 241 |
| 24 | Columbia Care | New Jersey | Vineland | 7/16/2020 | 100% | 50 | - | 50 | 11,820 | - | 11,820 | 236 |
| 25 | Columbia Care | Colorado | Denver | 10/30/2018 | 100% | 58 | - | 58 | 11,250 | - | 11,250 | 194 |
| 26 | Columbia Care | Colorado | Denver | 12/14/2021 | 100% | 18 | - | 18 | 9,917 | - | 9,917 | 551 |
| 27 | Columbia Care | Colorado | Denver | 12/14/2021 | 100% | 12 | - | 12 | 3,276 | - | 3,276 | 273 |
| 28 | Trulieve | Massachusetts | Holyoke | 7/26/2019 | 100% | 150 | - | 150 | 43,500 | - | 43,500 | 290 |
| 29 | Trulieve | Florida | Alachua | 1/22/2021 | 100% | 295 | - | 295 | 41,650 | - | 41,650 | 141 |
| 30 | Trulieve | Maryland | Hancock | 8/13/2021 | 100% | 115 | - | 115 | 28,901 | 614 | 29,515 | 257 |
| 31 | Trulieve | Florida | Quincy | 10/23/2019 | 100% | 120 | - | 120 | 17,000 | - | 17,000 | 142 |
| 32 | Trulieve* | Nevada | Las Vegas | 7/12/2019 | 100% | 43 | - | 43 | 9,600 | - | 9,600 | 223 |
| 33 | Trulieve | Arizona | Cottonwood | 4/27/2022 | 100% | 17 | - | 17 | 5,238 | - | 5,238 | 308 |
| 34 | Holistic Industries | Maryland | Capitol Heights | 5/26/2017 | 100% | 72 | - | 72 | 33,719 | 31 | 33,750 | 469 |
| 35 | Holistic Industries | Pennsylvania | New Castle | 6/10/2020 | 100% | 108 | - | 108 | 24,396 | 1,254 | 25,650 | 238 |
| 36 | Holistic Industries | Massachusetts | Monson | 7/12/2018 | 100% | 55 | - | 55 | 19,641 | 109 | 19,750 | 359 |
| 37 | Cresco Labs | Michigan | Marshall | 4/22/2020 | 100% | 115 | - | 115 | 32,000 | - | 32,000 | 278 |
| 38 | Cresco Labs | Illinois | Kankakee | 10/22/2019 | 100% | 51 | - | 51 | 25,496 | 104 | 25,600 | 502 |
| 39 | Cresco Labs | Illinois | Joliet | 10/22/2019 | 100% | 39 | - | 39 | 20,950 | - | 20,950 | 537 |
| 40 | Cresco Labs | Ohio | Yellow Springs | 1/24/2020 | 100% | 50 | - | 50 | 12,927 | 618 | 13,545 | 271 |
| 41 | 4Front Ventures | Illinois | Matteson | 8/3/2021 | 100% | - | 250 | 250 | 55,748 | 14,402 | 70,150 | 281 |
| 42 | 4Front Ventures | Washington | Olympia | 12/17/2020 | 100% | 114 | - | 114 | 17,500 | - | 17,500 | 154 |
| 43 | 4Front Ventures** | Massachusetts | Holliston | 1/28/2022 | 100% | 57 | - | 57 | 16,000 | - | 16,000 | 281 |
| 44 | 4Front Ventures | Massachusetts | Georgetown | 12/17/2020 | 100% | 67 | - | 67 | 15,500 | - | 15,500 | 231 |
| 45 | Goodness Growth (f/k/a Vireo Health) | New York | Perth | 10/23/2017 | 100% | 40 | 324 | 364 | 64,709 | 2,351 | 67,060 | 184 |
| 46 | Goodness Growth (f/k/a Vireo Health) | Minnesota | Otsego | 11/8/2017 | 100% | 89 | - | 89 | 9,710 | - | 9,710 | 109 |
| 47 | Gold Flora | California | Desert Hot Springs | 10/15/2021 | 100% | 166 | 35 | 201 | 62,827 | 673 | 63,500 | 316 |

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of March 31, 2023.

*Harvest Health & Recreation Inc., which is a subsidiary of Trulieve Inc., executed a lease guaranty in favor of IIP for tenant's obligations at the property.

**The acquisition of the property did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Innovative Industrial Properties 15

# Property List (Continued)

| | | | | | Square Feet | | | Invested / Committed Capital $ | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| # Tenant | State | City | Date Acquired | % Leased | In Place[1] | Under Dev. / Redev.[2] | Total | Invested | Committed | Total $ | Total $ / Square Feet |
| 48 TILT Holdings | Pennsylvania | White Haven | 2/15/2023 | 100% | 58 | - | 58 | $15,000 | - | $15,000 | $259 |
| 49 Jushi | Pennsylvania | Scranton | 4/6/2018 | 100% | 145 | - | 145 | 45,800 | - | 45,800 | 316 |
| 50 Battle Green | Ohio | Columbus | 3/3/2023 | 100% | - | 157 | 157 | 20,100 | 21,900 | 42,000 | 268 |
| 51 Kings Garden | California | North Palm Springs | 5/12/2020 | 100% | 70 | - | 70 | 17,500 | - | 17,500 | 250 |
| 52 Kings Garden | California | Palm Springs | 4/16/2019 | 100% | 24 | - | 24 | 6,309 | - | 6,309 | 263 |
| 53 Kings Garden | California | Palm Springs | 4/16/2019 | 100% | 22 | - | 22 | 5,788 | - | 5,788 | 263 |
| 54 Calyx Peak | Missouri | Smithville | 9/17/2021 | 100% | 83 | - | 83 | 27,721 | 529 | 28,250 | 340 |
| 55 Green Peak (Skymint) | Michigan | Dimondale | 8/2/2018 | 100% | 56 | - | 56 | 15,799 | - | 15,799 | 282 |
| 56 Temescal Wellness | Massachusetts | North Adams | 5/26/2021 | 100% | 71 | - | 71 | 26,500 | 300 | 26,800 | 377 |
| 57 Maryland Cultivation Processing (MCP) | Maryland | Hagerstown | 4/13/2022 | 100% | 84 | - | 84 | 25,000 | - | 25,000 | 298 |
| 58 The Pharm | Arizona | Willcox | 12/15/2017 | 100% | 358 | - | 358 | 20,000 | - | 20,000 | 56 |
| 59 Texas Original | Texas | Bastrop | 6/14/2022 | 100% | - | 85 | 85 | 14,827 | 7,173 | 22,000 | 259 |
| 60 Sacramento CA (Undisclosed Tenant) | California | Sacramento | 2/8/2019 | 100% | 43 | - | 43 | 12,710 | - | 12,710 | 296 |
| 61 Emerald Growth | Michigan | Harrison Township | 6/7/2019 | 100% | 45 | - | 45 | 10,000 | - | 10,000 | 222 |
| 62 AYR Wellness | Ohio | Akron | 5/14/2019 | 100% | 11 | - | 11 | 3,550 | - | 3,550 | 323 |
| **Industrial Subtotal / Wtd. Avg.** | | | | **100%** | **6,526** | **1,002** | **7,528** | **$1,942,819** | **$80,293** | **$2,023,112** | **$269** |
| **Retail** | | | | | | | | | | | |
| 63 PharmaCann | Colorado | Commerce City | 2/21/2020 | 100% | 5 | - | 5 | $2,300 | - | $2,300 | $460 |
| 64 PharmaCann | Colorado | Aurora | 12/14/2021 | 100% | 2 | - | 2 | 1,558 | 116 | 1,674 | 837 |
| 65 PharmaCann | Colorado | Berthoud | 12/14/2021 | 100% | 6 | - | 6 | 1,307 | 99 | 1,406 | 234 |
| 66 PharmaCann | Colorado | Mancos | 12/14/2021 | 100% | 4 | - | 4 | 1,148 | - | 1,148 | 287 |
| 67 PharmaCann | Colorado | Pueblo | 2/19/2020 | 100% | 3 | - | 3 | 1,049 | - | 1,049 | 350 |
| 68 Curaleaf | North Dakota | Dickinson | 12/14/2021 | 100% | 5 | - | 5 | 2,045 | - | 2,045 | 409 |
| 69 Curaleaf | North Dakota | Devils Lake | 12/14/2021 | 100% | 4 | - | 4 | 1,614 | - | 1,614 | 404 |
| 70 Curaleaf | Pennsylvania | Bradford | 12/14/2021 | 100% | 3 | - | 3 | 1,058 | - | 1,058 | 353 |
| 71 Columbia Care | Colorado | Denver | 12/14/2021 | 100% | 4 | - | 4 | 7,338 | - | 7,338 | 1,834 |
| 72 Columbia Care | Colorado | Pueblo | 12/14/2021 | 100% | 6 | - | 6 | 4,878 | - | 4,878 | 813 |
| 73 Columbia Care | Colorado | Aurora | 12/14/2021 | 100% | 5 | - | 5 | 4,229 | - | 4,229 | 846 |
| 74 Columbia Care | Colorado | Glenwood Springs | 12/14/2021 | 100% | 4 | - | 4 | 4,187 | - | 4,187 | 1,047 |
| 75 Columbia Care | Colorado | Fort Collins | 12/14/2021 | 100% | 5 | - | 5 | 3,977 | - | 3,977 | 795 |
| 76 Columbia Care | Colorado | Aurora | 12/14/2021 | 100% | 4 | - | 4 | 3,601 | - | 3,601 | 900 |
| 77 Columbia Care | New Jersey | Vineland | 7/16/2020 | 100% | 4 | - | 4 | 2,165 | - | 2,165 | 541 |
| 78 Columbia Care | Colorado | Aurora | 12/14/2021 | 100% | 5 | - | 5 | 1,991 | - | 1,991 | 398 |
| 79 Columbia Care | Colorado | Englewood | 12/14/2021 | 100% | 4 | - | 4 | 1,778 | - | 1,778 | 445 |
| 80 Columbia Care | Colorado | Trinidad | 12/14/2021 | 100% | 9 | - | 9 | 1,728 | - | 1,728 | 192 |
| 81 Columbia Care | Colorado | Silver Plume | 12/14/2021 | 100% | 4 | - | 4 | 1,444 | - | 1,444 | 361 |
| 82 Columbia Care | Colorado | Black Hawk | 12/14/2021 | 100% | 4 | - | 4 | 1,321 | - | 1,321 | 330 |
| 83 Columbia Care | Colorado | Edgewater | 12/14/2021 | 100% | 5 | - | 5 | 1,089 | - | 1,089 | 218 |
| 84 Columbia Care | Colorado | Sheridan | 12/14/2021 | 100% | 2 | - | 2 | 890 | - | 890 | 445 |
| 85 Green Peak (Skymint) | Michigan | East Lansing | 10/25/2019 | 100% | 3 | - | 3 | 3,372 | 28 | 3,400 | 1,133 |
| 86 Green Peak (Skymint) | Michigan | Lansing | 11/4/2019 | 100% | 14 | - | 14 | 2,225 | - | 2,225 | 159 |
| 87 Green Peak (Skymint) | Michigan | Flint | 11/4/2019 | 100% | 6 | - | 6 | 2,180 | - | 2,180 | 363 |
| 88 Green Peak (Skymint) | Michigan | Bay City | 11/4/2019 | 100% | 4 | - | 4 | 1,740 | - | 1,740 | 435 |
| 89 Green Peak (Skymint) | Michigan | Traverse City | 11/25/2019 | 100% | 2 | - | 2 | 1,272 | - | 1,272 | 636 |
| 90 Green Peak (Skymint) | Michigan | Newaygo | 11/8/2019 | 100% | 2 | - | 2 | 995 | - | 995 | 498 |
| 91 The Pharm | Arizona | Phoenix | 9/19/2019 | 100% | 2 | - | 2 | 2,500 | - | 2,500 | 1,250 |
| 92 Schwazze | Colorado | Ordway | 12/14/2021 | 100% | 2 | - | 2 | 400 | - | 400 | 200 |

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of March 31, 2023.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Innovative Industrial Properties

16

# Property List (Continued)

| | | | | | Square Feet | | | Invested / Committed Capital $ | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| # Tenant | State | City | Date Acquired | % Leased | In Place[1] | Under Dev. / Redev.[2] | Total | Invested | Committed | Total $ | Total $ / Square Feet |
| 93 Schwazze | Colorado | Rocky Ford | 12/14/2021 | 100% | 13 | - | 13 | $400 | - | $400 | $31 |
| 94 Schwazze | Colorado | Las Animas | 12/14/2021 | 100% | 2 | - | 2 | 400 | - | 400 | 200 |
| 95 Verano | Pennsylvania | Harrisburg | 3/23/2022 | 100% | 3 | - | 3 | 2,750 | - | 2,750 | 917 |
| **Retail Subtotal / Wtd. Avg.** | | | | **100%** | **150** | **-** | **150** | **$70,927** | **$242** | **$71,170** | **$474** |
| **Industrial / Retail** | | | | | | | | | | | |
| 96 Columbia Care | Colorado | Denver | 12/14/2021 | 100% | 33 | - | 33 | $8,206 | - | $8,206 | $249 |
| 97 Holistic Industries | Michigan | Madison Heights | 9/1/2020 | 100% | 63 | - | 63 | 28,500 | - | 28,500 | 452 |
| 98 Holistic Industries | California | Los Angeles | 7/23/2019 | 100% | 35 | - | 35 | 13,977 | 273 | 14,250 | 407 |
| 99 Cresco Labs | Massachusetts | Fall River | 6/30/2020 | 100% | 124 | - | 124 | 25,247 | 3,503 | 28,750 | 232 |
| 100 TILT Holdings | Massachusetts | Taunton | 5/16/2022 | 100% | 104 | - | 104 | 40,000 | - | 40,000 | 385 |
| 101 Sozo | Michigan | Warren | 5/14/2021 | 100% | 85 | - | 85 | 17,071 | 159 | 17,230 | 203 |
| 102 Schwazze | Colorado | Pueblo | 12/14/2021 | 100% | 8 | - | 8 | 2,165 | - | 2,165 | 271 |
| 103 Kaya Cannabis | Colorado | Denver | 12/14/2021 | 100% | 6 | - | 6 | 1,299 | - | 1,299 | 217 |
| **Industrial / Retail Subtotal / Wtd. Avg.** | | | | **100%** | **458** | **-** | **458** | **$136,464** | **$3,935** | **$140,400** | **$307** |
| **Operating Portfolio Total / Wtd. Avg.** | | | | **100%** | **7,134** | **1,002** | **8,136** | **$2,150,211** | **$84,471** | **$2,234,682** | **$275** |
| **Dev. / Redev. Properties[3]** | | | | | | | | | | | |
| 104 Davis Highway | Michigan | Windsor | 4/16/2021 | - | 97 | 104 | 201 | $50,894 | - | $50,894 | $253 |
| 105 63795 19th Avenue | California | Palm Springs | 4/16/2019 | 100% | 56 | 180 | 236 | 39,152 | - | 39,152 | 166 |
| 106 Inland Center Drive | California | San Bernardino | 11/16/2020 | - | - | 192 | 192 | 35,729 | - | 35,729 | 186 |
| 107 Leah Avenue | Texas | San Marcos | 3/10/2021 | - | - | 63 | 63 | 8,231 | - | 8,231 | 131 |
| 108 Perez Road | California | Cathedral City | 3/25/2022 | - | - | 23 | 23 | 8,158 | - | 8,158 | 355 |
| **Dev. / Redev. Properties / Wtd. Avg.** | | | | **33%** | **153** | **562** | **715** | **$142,164** | **-** | **$142,164** | **$199** |
| **Total Portfolio / Wtd. Avg.** | | | | **95%** | **7,287** | **1,564** | **8,851** | **$2,292,375** | **$84,471** | **$2,376,846** | **$269** |
| **State Subtotal / Wtd. Avg.** | | | | | | | | | | | |
| 1 | *Pennsylvania* | | | *100%* | *1,361* | - | *1,361* | *$375,906* | *$9,341* | *$385,247* | *$283* |
| 2 | *Massachusetts* | | | *100%* | *989* | - | *989* | *$302,288* | *$3,912* | *$306,200* | *$310* |
| 3 | *Illinois* | | | *100%* | *715* | *250* | *965* | *$291,194* | *$14,506* | *$305,700* | *$317* |
| 4 | *Michigan* | | | *79%* | *842* | *104* | *946* | *$273,243* | *$737* | *$273,980* | *$290* |
| 5 | *California* | | | *75%* | *416* | *430* | *846* | *$202,150* | *$946* | *$203,096* | *$240* |
| 6 | *New York* | | | *100%* | *114* | *475* | *589* | *$168,570* | *$21,990* | *$190,560* | *$324* |
| 7 | *Florida* | | | *100%* | *1,008* | - | *1,008* | *$166,550* | - | *$166,550* | *$165* |
| 8 | *Ohio* | | | *100%* | *217* | *157* | *374* | *$88,777* | *$22,518* | *$111,295* | *$298* |
| 9 | *New Jersey* | | | *100%* | *291* | - | *291* | *$102,025* | *$1,960* | *$103,985* | *$357* |
| 10 | *Maryland* | | | *100%* | *271* | - | *271* | *$87,620* | *$645* | *$88,265* | *$326* |
| 11 | *Colorado* | | | *100%* | *233* | - | *233* | *$83,125* | *$215* | *$83,340* | *$358* |
| 12 | *Texas* | | | *57%* | - | *148* | *148* | *$23,058* | *$7,173* | *$30,231* | *$204* |
| 13 | *Missouri* | | | *100%* | *83* | - | *83* | *$27,721* | *$529* | *$28,250* | *$340* |
| 14 | *Arizona* | | | *100%* | *377* | - | *377* | *$27,737* | - | *$27,737* | *$74* |
| 15 | *Virginia* | | | *100%* | *82* | - | *82* | *$19,750* | - | *$19,750* | *$241* |
| 16 | *Washington* | | | *100%* | *114* | - | *114* | *$17,500* | - | *$17,500* | *$154* |
| 17 | *North Dakota* | | | *100%* | *42* | - | *42* | *$15,849* | - | *$15,849* | *$377* |
| 18 | *Minnesota* | | | *100%* | *89* | - | *89* | *$9,710* | - | *$9,710* | *$109* |
| 19 | *Nevada* | | | *100%* | *43* | - | *43* | *$9,600* | - | *$9,600* | *$223* |

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of March 31, 2023.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.
3) Refer to "Definitions" for additional details.

Innovative Industrial Properties 17

Innovative Industrial Properties 18 Date Maturity / Wtd. Loan #City State Loan Type Executed Avg. Maturity Total $ 1 Coachella (1) California Senior Secured 6/25/2021 0.8 Years $23,000 2 Needles (2) California Senior Secured 3/3/2023 4.9 Years 16,100 Loan Portfolio Total / Wtd. Avg. 2.5 Years $39,100 Secured Loans Note : Loan list maturity does not include available loan extensions . 1) As of March 31 , 2023 , we had funded approximately $ 18 . 4 million of the construction loan . 2) Relates to the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to Vertical . The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller - financed note on our consolidated balance sheet .

# Capital and Debt Summary

## Capital Overview

| (In thousands, except share and per share amounts) | Interest Rate / Preferred Rate / Wtd. Avg. Rate | Maturity / Wtd. Avg. Maturity | Quarter End March 31, 2023 |
|---|---|---|---|
| Unsecured debt: | | | |
| Exchangeable Senior Notes | 3.75% | 0.9 Years | $4,436 |
| Notes due 2026 | 5.50% | 3.2 Years | 300,000 |
| **Total Unsecured Debt** | **5.47%** | **3.1 Years** | **$304,436** |
| **Gross Debt** | **5.47%** | **3.1 Years** | **$304,436** |
| Series A Preferred Stock: | | | |
| Redemption price per share | | | $25.00 |
| Shares outstanding | | | 600,000 |
| **Total Preferred Equity** | **9.00%** | | **$15,000** |
| **Total Senior Capital** | **5.64%** | | **$319,436** |
| **Equity Market Capitalization:** | | | |
| Stock Price as of 03/31/2023 | | | $75.99 |
| Shares outstanding | | | 28,034,999 |
| **Equity Market Capitalization** | | | **$2,130,380** |

| | Covenant [1] | March 31, 2023 |
|---|---|---|
| Debt / Total Gross Assets | <60% | ~12% |
| Secured Debt | <40% | 0% |
| Unencumbered Total Gross Assets / Unsecured Debt | >150% | ~844% |
| Debt Service Coverage Ratio | >1.5x | 16.2x |
| Egan Jones Credit Rating | | BBB+ |

## Debt Maturity Schedule


Exchangeable Senior Notes
Notes Due 2026
$4.4 Million
$300.0 Million
2023
2024
2025
2026
2027
Thereafter

1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021.

Innovative Industrial Properties 19

# Definitions

- **Adjusted Funds From Operations ("AFFO"):** Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT's operating performance. We calculate AFFO by adjusting Normalized FFO for certain cash and non-cash items.
- **Annualized Base Rent ("ABR"):** ABR is calculated by multiplying rental payments (defined as the contractually due base rents and property management fees for the last month in the quarter), by twelve.
- **Development / Redevelopment ("Dev. / Redev.") Properties:** Defined as non-operating assets under development that are not leased and not ready for their intended use.
- **Exchangeable Senior Notes:** 3.75% Exchangeable Senior Notes due 2024.
- **Funds From Operations ("FFO"):** FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depreciation, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures.

  Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management believes FFO and FFO per share to be supplemental measures of a REIT's performance because they provide an understanding of the operating performance of our properties without giving effect to certain significant non-cash items, primarily depreciation expense. Historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and publications about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.
- **GAAP:** Accounting principles generally accepted in the United States.
- **Gross Debt:** Calculated as the sum of the principal amount outstanding of the Notes due 2026 and Exchangeable Senior Notes.
- **Normalized Funds From Operations ("Normalized FFO"):** We compute normalized funds from operations ("Normalized FFO") by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other companies, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normalized FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.

Innovative Industrial Properties 20

Innovative Industrial Properties 21 Definitions (Continued) • Notes due 2026 : 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Rent Collection: Calculated as actual base rent and property management fees collected over contractual billed base rent and property management fees. Includes security deposits applied for payment of rent. • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Total Committed / Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburs e c ertain tenants and sellers for completion of construction and improvements at the properties. Excludes loans listed in “Secured Loans”. • Total Portfolio: All properties, including CIP and operating portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • Total Senior Capital: Calculated as the sum of Gross Debt and the redemption value of the Series A Preferred Stock. • % Leased: The weighted average percentage of the Operating Portfolio, which excludes CIP, that is leased as of the period ended.

Innovative Industrial Properties 22 Analyst Coverage Analyst Research Firms Contact Information Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212 - 738 - 6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202 - 534 - 1392 Eric Des Lauriers Craig - Hallum Capital Group LLC Email: eric.deslauriers@craig - hallum.com Phone: 617 - 275 - 5177 Aaron Hecht JMP Securities Email: ahecht@jmpsecurities.com Phone: 415 - 835 - 3963 John Massocca Ladenburg Thalmann Email: jmassocca@ladenburg.com Phone: 212 - 409 - 2543 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212 - 466 - 7937 Scott Fortune Roth Capital Partners Email: sfortune@roth.com Phone: 949 - 720 - 7163 Investor Relations Email: ir@iipreit.com Phone: 858 - 997 - 3332

Innovative Industrial Properties 23 Senior Management Team and Board of Directors Senior Management Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director David Smith Chief Financial Officer and Treasurer Catherine Hastings Chief Operating Officer Ben Regin Chief Investment Officer Brian Wolfe Vice President, General Counsel and Secretary Andy Bui Vice President, Chief Accounting Officer Tracie Hager Vice President, Asset Management Kelly Spicher Vice President, Real Estate Counsel Board of Directors Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Gary Kreitzer Vice Chairman (Independent) David Stecher Director (Independent) Scott Shoemaker, MD Director (Independent) Mary Allis Curran Director (Independent)